Exhibit 10(j)


           Start-up Agreement and Third Amendment to Master Agreement

     This Start-up Agreement and Third Amendment to Master Agreement (this "Agreement") is made and entered into as of this 11th day of March, 2004, by and among Redwood Energy Production, L.P., a Texas limited partnership ("Redwood"), Gateway Processing Company, a Texas corporation ("Gateway"), and Hanover Compression Limited Partnership, a Delaware limited partnership ("Hanover"). Redwood, Gateway, and Hanover are sometimes hereinafter individually referred to as a "Party" and collectively referred to as the "Parties." Capitalized terms not otherwise defined herein shall have the meanings set forth in the Master Agreement (hereafter defined).

                                    RECITALS

     WHEREAS, the Parties have previously entered into that Master Agreement and the Ancillary Agreements dated as of June 15, 2001 with respect to the production of gas from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in Madison County, Texas (the "Project"); and

     WHEREAS, the Master Agreement was amended by that First Amended and Restated Master Agreement dated September 12, 2002, and was further amended by that Amendment to First Amended and Restated Master Agreement dated February 14, 2003 (collectively, the "Master Agreement");

     WHEREAS, Redwood has established gas production from the Ruby Magness Well No.1, Hanover has completed the Treatment Plant, and Gateway has installed gathering, Acid Gas disposal, and transportation pipelines and the Project has completed its start-up mode;

     WHEREAS, the Parties desire to enter into this Agreement to clarify their respective rights and obligations and to modify certain provisions of the Master Agreement;

     NOW, THEREFORE, the Parties agree as follows:

                                   ARTICLE I.
                  Allocation of Proceeds in the Start-up Months

     For purposes of this Agreement, and subject to the terms hereof, the months of May through September, 2003 shall be deemed the "Start-up Months."

     1.1 May 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during May, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                      Hanover                   Gateway
           -------                      -------                   -------
         $121,979.99                 $121,979.31                 $10,000.00
         ($14,273.68)*
         ($48,503.03)**              ($48,503.03)**
         --------------              --------------

         TOTAL
         =====
         $59,202.28                  $73,476.28                  $10,000.00
         ==========                  ==========                  ==========

* The cost to Redwood of 2,663 MMBtus of line pack gas purchased in April, 2003 at $5.36/MMBtu. The Parties agree that Redwood is entitled to receive 2,663 MMBtus of line pack gas at the sales meter of the Lone Star transportation pipeline free and clear of any costs of treatment or gathering/transportation upon the earlier to occur of (i) the termination of the Master Agreement or (ii) cessation of production from the Rodessa/Sligo Interval of the Madisonville Rodessa Field.

** These figures represent the cost to Redwood and Hanover of 16,636 MMBtus of gas purchased for Treatment Plant operations and testing in May, 2003 at $5.67/MMBtu.

     1.2 June 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during June, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                    Gateway
           -------                     -------                    -------
         $345,048.93                 $278,774.92                 $54,000.00

     1.3 July 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during July, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
           -------                     -------                     -------
         $376,482.61                 $376,482.61                 $54,000.00

     1.4 August 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during August, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
           -------                     -------                     -------
         $448,749.18                 $443,749.18                 $69,000.00

     1.5 September 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during September, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
           -------                     -------                     -------
         $427,284.33                 $414,944.90                 $63,000.00


                                  ARTICLE II.
                         Termination of Start-up Period

     From and after October 1, 2003 the Parties recognize and acknowledge that the Start-up Period has ended, and the Parties shall act in accordance with the Master Agreement, as amended hereby. The Parties agree that the Contract Year for the Initial Term hereof shall commence as of October 1, 2003. The allocation of proceeds from the Project for the months of October, November, and December, 2003 and January, 2004 are set forth as follows:

     2.1 October 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during October, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
           -------                     -------                     -------
         $479,116.00                 $634,000.00                 $56,000.00

     2.2 November 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during November, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
           -------                     -------                     -------
         $552,706.00                 $646,807.00                 $59,840.00

     2.3 December 2003. The Parties have received disbursements from the sale of MMBtu's Delivered during December, 2003 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
         $626,088.00                 $676,120.00                 $68,538.00

     2.4 January 2004. The Parties have received disbursements from the sale of MMBtu's Delivered during January, 2004 from the Rodessa/Sligo Interval of the Madisonville Rodessa Field in the following amounts:

           Redwood                     Hanover                     Gateway
           -------                     -------                     -------
         $924,121.00                 $750,773.00                 $95,832.00

                                  ARTICLE III.
                        Modifications to Master Agreement

     3.1 Set Off. Redwood and Hanover have been negotiating Hanover's agreement to pay a portion of the land-related legal fees and expenses incurred by Redwood in connection with the Project as set forth in Section 3.2 of the original Master Agreement dated June 15, 2001. Under Section 3.7 of the Master Agreement, Redwood agreed to pay 1/3rd of costs not to exceed $200,000.00 to acquire and install the equipment and facilities to implement the overall emergency contingency plan. Hanover and Redwood hereby agree to set off the land-related legal fees and expenses incurred by Redwood against the $66,666.00 owed by Redwood to Hanover under Section 3.7 of the Master Agreement, and each of Redwood and Hanover hereby RELEASES and DISCHARGES the other from any and all liability with respect to land-related legal fees and expenses incurred by Redwood and the $66,666.00 owed by Redwood to Hanover under Section 3.7 of the Master Agreement, and does hereby WAIVE any claims, causes of action, suits, or actions against the other with respect thereto.

     3.2 Gateway Payment. To assist Redwood in the resolution of certain landowner issues, Gateway agreed that if the Resale Price for gas in November, 2003 is $3.75 or more, Gateway shall pay to Redwood, prior to December 31, 2003, the first $6,000.00 of the amount realized by Gateway for the difference between the Floating Monthly Treating Fee and the Fixed Monthly Treating Fee. The Parties acknowledge and recognize that Gateway paid Redwood the $6,000.00 in January, 2004.

     3.3 Incentive Price. The Parties recognize and acknowledge that Gateway and Hanover have performed in a timely manner with respect to the installation of pipelines and the Treatment Plant under the Master Agreement; therefore, in accordance with the Master Agreement and Section 7.2(d) of the Gas Purchase Agreement, the Parties agree that the price of $3.75 per MMBtu shall be substituted for $4.00 per MMBtu (except that the $4.00 figure shall remain in place in the computation of royalty in accordance with the Master Agreement) in the calculation of the Floating Monthly Treating Fee throughout the term of the Gas Purchase Agreement.

     3.4 Modification to Gas Purchase Agreement. Section 7.3 of the Gas Purchase Agreement is hereby deleted in its entirety.

     3.5 Modification to Escrow. After the date of execution hereof, the Parties will act in accordance with the Master Agreement to establish an Escrow Account to receive all future proceeds attributable to the sale of MMBtu's Delivered.

     3.6 Ratification. As modified herein, the Parties hereby RATIFY, CONFIRM, and ADOPT the Master Agreement and those Ancillary Agreements to which the Parties are signatories.

     3.7 Notices. In accordance with the Master Agreement, Hanover hereby notifies the other Parties of a change its contact person, address, and information, as follows:

                  Hanover Compression Limited Partnership
                  11302 Tanner Road
                  Houston, TX 77041
                  Attn: Mr. Allen Stults, Vice President
                  Telephone (713)  896-2555
                  Facsimile: (713)  896-2652

     3.8 Application of Proceeds. Redwood and Hanover agree that all proceeds received by Hanover during the Start-up Period and during the Initial Term hereunder shall be deemed payments of the Fixed Monthly Treating Fee or the Floating Monthly Treating Fee, as applicable, and such payments shall reduce the Four Million Five Hundred Thousand Dollar ($4,500,00.00) secured amount set forth in Section 3.6 of the First Amended and Restated Master Agreement dated as of the 12th day of September, 2002.

                                  ARTICLE IV.
                          Electrical Cost Reimbursement

     4.1 Treatment Plant Electricity. Section 6.1 of the Master Agreement is hereby modified to provide the following:


The Parties have determined that Hanover should purchase rather than generate electricity for a portion of the Treatment Plant's power requirements in order to secure the benefit of additional MMBtus Delivered (as such term is used in the Gas Purchase Agreement). Accordingly, Hanover shall use its reasonable commercial efforts to acquire electricity at the lowest available rate from unaffiliated Third Party suppliers. Hanover must obtain the prior written approval of Redwood for any power purchase transaction with any affiliated or related entity. Hanover further shall use its reasonable commercial efforts to provide for adequate electrical service to the Treatment Plant in a timely manner so as not to impede or delay the commencement of commercial operations of the Treatment Plant. In order to secure the benefit of additional MMBtus Delivered, the Parties agree that, in addition to the Fixed Monthly Treating Fee or the Floating Monthly Treating Fee (as such terms are used in the Gas Purchase Agreement), as applicable, Hanover shall be entitled to receive from the proceeds attributable to the sale of MMBtus Delivered on a monthly basis, the following payments (the "Electricity Cost Reimbursement"):

-------------------------------- -----------------------------------------------
  Monthly Resale Price
(as such term is used in
 the Gas Purchase Agreement):             Electricity Cost Reimbursement
-------------------------------- -----------------------------------------------
Equal to or Less than $2.50      None
-------------------------------- -----------------------------------------------
$2.51 to $2.60                   the lesser of the actual invoice for purchased
                                 electricity or $5,984
-------------------------------- -----------------------------------------------
$2.61 to $2.75                   the lesser of the actual invoice for purchased
                                 electricity or $11,968
-------------------------------- -----------------------------------------------
                                 the lesser of the actual invoice for purchased
$2.76 to $3.00                   electricity or $23,936
-------------------------------- -----------------------------------------------
                                 the lesser of the actual invoice for purchased
$3.01 to $3.25                   electricity or $33,511
-------------------------------- -----------------------------------------------
                                 the lesser of the actual invoice for purchased
$3.26 to $3.50                   electricity or $40,691
-------------------------------- -----------------------------------------------
Equal to or Greater than $3.51   the lesser of the actual invoice for purchased
                                 electricity or $45,000
-------------------------------- -----------------------------------------------


     4.2 Payment of Electricity Cost Reimbursement. Hanover shall receive its payments of the Electricity Cost Reimbursement from the Escrowed Funds in accordance with the Escrow Agreement. The Parties further agree that the Electricity Cost Reimbursement is a limited recourse obligation of the type described in Section 5.3 of the Master Agreement and Hanover shall look solely to the MMBtus Delivered each month as the source of payment of the corresponding Electricity Cost Reimbursement incurred in said month. The foregoing Electricity Cost Reimbursements are based on Hanover providing a minimum Treatment Plant efficiency of sixty-six and two-thirds percent (66 2/3%) for each month. The sixty-six and two-thirds percent (66 2/3%) minimum Treatment Plant efficiency calculation shall be based on a fraction, a) the numerator of which is the volume of gas (measured in Mcfs) redelivered to Gateway at the tailgate of the Treatment Plant in any month multiplied by a decimal of the average Btu/cf content of the tailgate gas volume for such month as determined at the Point of Measurement set forth in the Gas Purchase Agreement (with 1,000 Btus expressed as 1.00), and b) the denominator of which is the inlet gas volumes (measured in
Mcfs) for such month. If the minimum Treatment Plant efficiency based upon the foregoing calculation is less than sixty-six and two-thirds percent (66 2/3%), then appropriate adjustments will be made to Hanover's portion of the Fixed Monthly Treating Fee and Electricity Cost Reimbursement in order to compensate Redwood for such diminished volumes; provided, however, Gateway's portion of the Fixed Monthly Treating Fee shall not be reduced or diminished hereunder due to the failure of the Treatment Plant to achieve minimum efficiency.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by its respective officers, thereunto duly authorized, in multiple originals, all as of the day and year first above written.

                                   REDWOOD ENERGY PRODUCTION, L.P.

                                   By:      Redwood Energy Company,
                                            its General Partner


                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   GATEWAY PROCESSING COMPANY


                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   HANOVER COMPRESSION LIMITED PARTNERSHIP


                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------